EXHIBIT 99.43

mission data compare

Data Compare Summary (Total)

Verus 2022-4

Run Date - 3/23/2022 16:45:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	19	102	18.63%	Tape value include borrower first and middle name.
Borrower Last Name	33	102	32.35%	Tape vaue included business vested entity name rather than borrowers last name.
Coborrower First Name	0	0	0.00%	Not provided in tape.
Coborrower Last Name	0	0	0.00%	Not provided in tape.
# of Units	0	0	0.00%	Not provided in tape.
Contract Sales Price	0	0	0.00%	Not provided in tape.
Debt Service Coverage Ratio	38	77	49.35%	All variances were the result of rounding differences or other variations in what was captured from the credit reports. Mission verified all captured DSCR ratios met Guidelines.
Borrower Qualifying FICO	6	102	5.88%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Qualifying DTI	17	25	68.00%	All variances were the result of rounding differences or other slight variations in debts that were captured from the credit reports. Mission verified all captured DTI scores met Guidelines.
Borrower Total Income	0	0	0.00%	Not provided in tape.
Occupancy	0	102	0.00%
First Payment Date	0	102	0.00%	We are unable to determine variance in tape dates. In all cases Mission verified initial payment date from the Promissory Note.
Primary Appraised Value for LTV	5	102	4.90%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or secondary valuations. on thi sloan the tape data used Appraisal rather than the lower sales price. Mission verified that the lower valuation met guideline requirement.
Note Date	0	0	0.00%	Not provided in tape.
Note Type	0	102	0.00%
Original Note Interest Rate	0	102	0.00%
First Interest Rate Change Date	0	0	0.00%	Not provided in tape.
Original Loan Amount	0	102	0.00%
Original LTV	20	102	19.61%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	0	0.00%	Not provided in tape.
Property Type	13	102	12.75%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements with verification from the property appraisal.
Purpose	0	102	0.00%
Refi Purpose	8	49	16.33%	Refi Purpose variations were a result of enumeration differences between the client bid tape and ASF Refi purpose designations. Mission verified in each case that the refi purpose met guideline requirements with verification from the property appraisal.
Property Street	6	102	5.88%
Property City	1	102	0.98%
Property State	0	102	0.00%
Property Zip	0	102	0.00%

Total	166